UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 18, 2023

WATSCO, INC.

(Exact name of registrant as specified in its charter)

Florida
(State or other jurisdiction of incorporation)
1-5581		59-0778222
(Commission File Number)		(IRS Employer Identification No.)

2665 South Bayshore Drive, Suite 901

Miami, Florida 33133

(Address of principal executive offices, including zip code)

(305) 714-4100

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common stock, $0.50 par value	WSO	New York Stock Exchange
Class B common stock, $0.50 par value	WSOB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.01.	Changes in Registrant’s Certifying Accountant

(a)	Dismissal of Independent Registered Public Accounting Firm

On April 18, 2023, Watsco, Inc., a Florida corporation (the “Company”), dismissed KPMG LLP (“KPMG”) as its independent registered public accounting firm effective upon the filing of the Company’s Form 10-Q for the interim period ended March 31, 2023. The decision to dismiss KPMG was approved by the Audit Committee of the Company’s Board of Directors (the “Audit Committee”).

KPMG’s audit reports on the Company’s consolidated financial statements as of and for the two years ended December 31, 2022 and 2021 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the two years ended December 31, 2022 and the subsequent interim period from January 1, 2023 through April 18, 2023, there were no (i) disagreements, (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K promulgated by the Securities and Exchange Commission (“SEC”) pursuant to the Exchange Act), between the Company and KPMG on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of such disagreements in connection with its audit report on the Company’s consolidated financial statements, or (ii) “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K, that would require disclosure under Item 304(a)(1)(v) of Regulation S-K.

(b)	Engagement of New Independent Registered Public Accounting Firm

On April 18, 2023, the Audit Committee notified Deloitte & Touche LLP (“Deloitte”) that they had been appointed to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023, beginning with the interim period ending on June 30, 2023, with such appointment to be effective upon the execution of an engagement letter with Deloitte and related completion of Deloitte’s standard client acceptance procedures.

During the two years ended December 31, 2022 and the subsequent interim period from January 1, 2023 through April 18, 2023, neither the Company nor anyone acting on its behalf has consulted Deloitte regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company by Deloitte that Deloitte concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing, or financial reporting issue; or (ii) any matter that was either subject of a disagreement, as that term is defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a “reportable event,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided KPMG with a copy of the foregoing disclosures prior to the date of the filing of this Current Report on Form 8-K with the SEC and requested that KPMG furnish the Company with a letter addressed to the SEC stating whether or not it agreed with the above statements reported pursuant to Item 304(a) of Regulation S-K. A copy of KPMG’s letter to the SEC dated April 24, 2023 is filed as Exhibit 16.1 hereto.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

16.1	Letter of KPMG LLP, dated April 24, 2023

104	Cover Page Interactive Date File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WATSCO, INC.

Dated: April 24, 2023	By:	/s/ Ana M. Menendez
Ana M. Menendez,
Chief Financial Officer